[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                     MFS(R) RESEARCH GROWTH
                     AND INCOME FUND

                     ANNUAL REPORT o AUGUST 31, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  6
Portfolio of Investments .................................................. 10
Financial Statements .....................................................  15
Notes to Financial Statements ............................................  22
Independent Auditors' Report .............................................. 29
Trustees and Officers ..................................................... 31

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this, it is just over a year since the attacks of September 11 dealt a sharp blow to the American people and to an already-weak U.S. economy. When the markets seemed to be recovering as a new year began, a series of corporate scandals hammered at the economy and at investor confidence. In the midst of all this, the American consumer has managed almost single-handedly to keep the U.S. economy from falling back into recession.

A RELAY RACE
As summer fades into fall, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. At this point, we see little visibility, or ability to predict the near-term direction of consumer spending or corporate spending and profits. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages have been rising over the past year, according to the U.S. Labor Department. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in late 2002 and next year.

Pessimists, however, would counter that visibility of corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the potential for war with Iraq adds to market uncertainty. The fact is that the near-term direction of the market or the economy is uncertain. But history has shown that both are cyclical -- downturns have always been followed by upturns.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)

     September 17, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David A. Antonelli]
     David A. Antonelli

For the 12 months ended August 31, 2002, Class A shares of the fund provided a total return of -16.00%, Class B shares -16.57%, Class C shares -16.56%, and Class I shares -15.70%. These results include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to a -17.99% return over the same period for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market. During the same period, the average large-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -18.80%.

Q.  WHAT WERE THE BIGGEST DRIVING FACTORS FOR PERFORMANCE FOR THE YEAR?

A. Clearly this was not a good year to be an equity investor. The markets were negatively influenced early in the period by the aftermath of September 11 and later by deteriorating economic conditions and corporate accounting scandals. Continuing a trend begun in 2001, earnings disappointments were punished severely and affected not only the stock of the reporting company, but often the entire industry sector. While the environment helps to explain the negative returns for the year, it doesn't make them any easier to accept.

Q. THE FUND DID OUTPERFORM ITS BENCHMARK INDEX, THE S&P 500. WHAT CONTRIBUTED TO THAT RESULT?

A. The most significant contributor was what we didn't own. We missed the biggest problems in utilities, telecommunications, and technology. We successfully avoided WorldCom, Qwest, Corning, and Nortel.

    Relative to our benchmark, our overweight position in financials -- banks and insurance companies -- helped performance. As a group, many of the names in the sector were up modestly at a time when the rest of the market was down. The low, stable interest rate environment helped banks in particular as the difference between what banks had to pay in interest on short-term deposits was significantly lower than what they received in loan interest.

Q.  WHAT HURT PERFORMANCE?

A. Certain consumer-related stocks did not perform well due to dimmed earnings prospects. For example, Home Depot had good earnings due to cost efficiencies but projected lower future earnings. Healthcare and pharmaceuticals were not winners for us during the period. For example, Health South, a medical services company, was hurt by changes in Medicare reimbursement policies, and that negatively impacted revenues. Genzyme was another disappointment. Their leading drug, Renagel, did not sell as well as expected, and their earnings suffered.

Q.  WHAT AREAS ARE YOU TRYING TO AVOID GOING FORWARD?

A. Avoid is too strong a word; "leaning away from" is more accurate. We have taken some profits in financial services and likely will continue to do so. Even though we have seen some nice valuations in the sector, we believe it may be time to redeploy some of those assets. Software is another area where we're trimming back positions. We think that prices on some of these stocks relative to their earnings have been higher than they should be in the current environment.

Q.  WHAT AREAS ARE YOU LEANING TOWARD GOING FORWARD?

A. We like some pharmaceuticals and insurers. Valuations for pharmaceuticals dropped as investors focused on the long development times and few products nearing release. However, we have found a handful of attractive companies that have faced little competition from generic drugs and have potentially strong products in development. Property and casualty insurers were still attractively valued and appear to us to be in an improved pricing cycle -- a factor that we believe may help earnings.

    We are also interested in groups where there have been dramatic declines in stock prices such as utilities and telecommunications. We may even do some selective buying in technology.

Q.  WHAT DO YOU SEE GOING FORWARD?

A. In some respects, the market still looks overpriced to us. For example, the Standard & Poor's 500 Index has been trading at roughly 19 times over its core earnings versus its more traditional level of about 16 times core earnings (Source: MFS Research). Near term, we could still see some downward drift in prices.

    The economy has improved somewhat from weakness earlier in the year but its progress has been uneven. Longer term, we believe the aggressive cost cutting and restructuring efforts currently taking place will ultimately improve corporate profitability sometime next year. If those trends continue and corporate spending picks up, we could see a stronger market in 2003.

/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

Notes to Shareholders: Effective February 28, 2002, David A. Antonelli, Director of International Equity Research since 1999, has provided oversight of our U.S. and non-U.S. equity research analysts in the role of Director of Global Equity Research.

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of the Director of Global Equity Research and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:              SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL, CURRENT
                        INCOME, AND GROWTH OF INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  JANUARY 2, 1996

CLASS INCEPTION:        CLASS A  JANUARY 2, 1996
                        CLASS B  JANUARY 2, 1997
                        CLASS C  JANUARY 2, 1997
                        CLASS I  JANUARY 2, 1997

SIZE:                   $141.5 MILLION NET ASSETS AS OF AUGUST 31, 2002
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 2002. Index information is from January 1, 1996.)

                 MFS Research Growth
                   and Income Fund      Standard & Poor's
                    --  Class A         500 Stock Index

        1/96         $ 9,425                 $10,000
        8/97          14,290                  15,110
        8/98          15,194                  16,334
        8/99          19,546                  22,837
        8/00          22,235                  26,564
        8/01          17,899                  20,089
        8/02          15,036                  16,475



TOTAL RATES OF RETURN THROUGH AUGUST 31, 2002

CLASS A
                                                      1 Year  3 Years   5 Years    Life*
-----------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge       -16.00%  -23.08%   +5.22%    +59.53%
-----------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge   -16.00%  - 8.37%   +1.02%    + 7.26%
-----------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge   -20.83%  -10.16%   -0.17%    + 6.31%
-----------------------------------------------------------------------------------------

CLASS B
                                                      1 Year  3 Years   5 Years    Life*
-----------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge       -16.57%  -24.63%   +1.61%    +52.69%
-----------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge   -16.57%  - 8.99%   +0.32%    + 6.56%
-----------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge   -19.85%  - 9.83%   -0.02%    + 6.56%
-----------------------------------------------------------------------------------------

CLASS C
                                                      1 Year  3 Years   5 Years    Life*
-----------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge       -16.56%  -24.64%   +1.58%    +52.44%
-----------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge   -16.56%  - 9.00%   +0.31%    + 6.53%
-----------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge   -17.38%  - 9.00%   +0.31%    + 6.53%
-----------------------------------------------------------------------------------------

CLASS I
                                                      1 Year  3 Years   5 Years    Life*
-----------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)            -15.70%  -22.28%   +6.86%    +62.56%
-----------------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)        -15.70%  - 8.06%   +1.34%    + 7.56%
-----------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                      1 Year  3 Years   5 Years    Life*
-----------------------------------------------------------------------------------------
Average large-cap core fund+                         -18.80%  -10.45%   +0.07%    + 5.69%
-----------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#                   -17.99%  -10.31%   +1.74%    + 7.78%
-----------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 2002. Index information is from January 1, 1996.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class B, C, and I share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these share classes been offered for the entire period. Conversely, because these expenses are lower for I than those of A, performance shown is lower for I than it would have been had this share class been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2002

FIVE LARGEST STOCK SECTORS

              FINANCIAL SERVICES                      26.7%
              HEALTH CARE                             13.2%
              CONSUMER STAPLES                        10.5%
              RETAILING                                8.6%
              ENERGY                                   7.3%

TOP 10 STOCK HOLDINGS

PFIZER INC.  4.5%                         BANK OF AMERICA CORP.  2.8%
Pharmaceutical products company           Bank and financial holding company

EXXONMOBIL CORP.  3.6%                    BP AMOCO PLC  2.6%
Diversified oil, gas, and                 British oil and petrochemical company
  petrochemical firm
                                          PHILIP MORRIS COS., INC.  2.3%
WAL-MART STORES, INC.  3.4%               Tobacco, food, and beverage
General merchandise retailer               conglomerate

VIACOM, INC.  3.0%                        MERCK & CO., INC.  2.2%
Diversified media and entertainment       Pharmaceutical products company
  company
                                          SEARS ROEBUCK & CO.  2.2%
CITIGROUP, INC.  2.8%                     General merchandise retailer
Diversified financial services company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS

Stocks - 97.4%
-------------------------------------------------------------------------------
ISSUER                                                    SHARES          VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 87.2%
  Aerospace - 1.1%
    Lockheed Martin Corp.                                 17,300   $  1,095,436
    Northrop Grumman Corp.                                 3,500        429,800
                                                                   ------------
                                                                   $  1,525,236
-------------------------------------------------------------------------------
  Automotive - 1.2%
    Harley-Davidson, Inc.                                 34,380   $  1,692,527
-------------------------------------------------------------------------------
  Banks & Credit Cos. - 7.3%
    Bank of America Corp.                                 54,400   $  3,812,352
    Comerica, Inc.                                        20,400      1,193,400
    FleetBoston Financial Corp.                           98,274      2,371,352
    SouthTrust Corp.                                      49,600      1,301,504
    SunTrust Banks, Inc.                                  18,500      1,248,935
    Wachovia Corp.                                        12,000        442,200
                                                                   ------------
                                                                   $ 10,369,743
-------------------------------------------------------------------------------
  Biotechnology - 0.3%
    Abbott Laboratories, Inc.                              9,600   $    384,288
-------------------------------------------------------------------------------
  Business Machines - 1.6%
    International Business Machines Corp.                 30,230   $  2,278,737
-------------------------------------------------------------------------------
  Business Services - 0.9%
    Automatic Data Processing, Inc.                       32,380   $  1,222,993
-------------------------------------------------------------------------------
  Cellular Phones - 0.3%
    Motorola, Inc.                                        39,400   $    472,800
-------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.9%
    Dell Computer Corp.*                                  47,400   $  1,261,314
-------------------------------------------------------------------------------
  Computer Software - 0.1%
    Oracle Corp.*                                         19,000   $    182,210
-------------------------------------------------------------------------------
  Computer Software - Services - 0.4%
    SunGard Data Systems, Inc.*                           24,100   $    594,065
-------------------------------------------------------------------------------
  Computer Software - Systems - 0.5%
    Citrix Systems, Inc.*                                 47,900   $    301,770
    Peoplesoft, Inc.*                                     25,000        402,000
                                                                   ------------
                                                                   $    703,770
-------------------------------------------------------------------------------
  Conglomerates - 1.7%
    General Electric Co.                                  80,700   $  2,433,105
-------------------------------------------------------------------------------
  Consumer Goods & Services - 5.4%
    Avon Products, Inc.                                    9,600   $    467,904
    Gillette Co.                                          30,100        949,053
    Kimberly-Clark Corp.                                  11,800        706,112
    Philip Morris Cos., Inc.                              62,500      3,125,000
    The Procter & Gamble Co.                              27,300      2,420,145
                                                                   ------------
                                                                   $  7,668,214
-------------------------------------------------------------------------------
  Containers - 0.5%
    Owens Illinois, Inc.*                                 60,200   $    704,340
-------------------------------------------------------------------------------
  Electronics - 0.9%
    Analog Devices, Inc.*                                 35,400   $    853,140
    Tektronix, Inc.*                                      27,500        477,400
                                                                   ------------
                                                                   $  1,330,540
-------------------------------------------------------------------------------
  Entertainment - 2.9%
    Viacom, Inc., "B"*                                   100,830   $  4,103,781
-------------------------------------------------------------------------------
  Financial Institutions - 7.9%
    Charter One Financial, Inc.                           15,300   $    515,610
    Citigroup, Inc.                                      116,808      3,825,462
    Fannie Mae                                            24,190      1,833,118
    Freddie Mac                                           26,710      1,712,111
    Goldman Sachs Group, Inc.                             20,600      1,592,380
    Merrill Lynch & Co., Inc.                             33,300      1,206,126
    Morgan Stanley Dean Witter & Co.                      13,000        555,360
                                                                   ------------
                                                                   $ 11,240,167
-------------------------------------------------------------------------------
  Financial Services - 0.3%
    Mellon Financial Corp.                                14,800   $    409,220
-------------------------------------------------------------------------------
  Food & Beverage Products - 3.6%
    Anheuser-Busch Cos., Inc.                             34,400   $  1,828,704
    Kellogg Co.                                           26,900        865,104
    PepsiCo, Inc.                                         59,389      2,348,835
                                                                   ------------
                                                                   $  5,042,643
-------------------------------------------------------------------------------
  Forest & Paper Products - 1.8%
    Bowater, Inc.                                         16,800   $    686,784
    International Paper Co.                               48,100      1,810,965
                                                                   ------------
                                                                   $  2,497,749
-------------------------------------------------------------------------------
  Industrial Gases - 1.0%
    Praxair, Inc.                                         24,200   $  1,355,926
-------------------------------------------------------------------------------
  Insurance - 8.0%
    Allstate Corp.                                         9,700   $    361,034
    American International Group, Inc.                     8,700        546,360
    Arthur J. Gallagher & Co.                             69,720      2,019,091
    Chubb Corp.                                           21,800      1,349,202
    MetLife, Inc.                                         51,630      1,389,880
    Safeco Corp.                                          54,200      1,794,562
    The St. Paul Cos., Inc.                               43,800      1,332,396
    Travelers Property Casualty Corp., "B"*               22,768        370,891
    Travelers Property Casualty Corp.*                    32,346        508,479
    UnumProvident Corp.                                   70,000      1,621,200
                                                                   ------------
                                                                   $ 11,293,095
-------------------------------------------------------------------------------
  Machinery - 1.3%
    Danaher Corp.                                         31,800   $  1,912,770
-------------------------------------------------------------------------------
  Manufacturing - 0.3%
    ITT Industries, Inc.                                   5,600   $    380,688
-------------------------------------------------------------------------------
  Medical & Health Products - 10.2%
    Applera Corp. - Applied Biosystems Group              35,300   $    699,293
    Baxter International, Inc.                            52,300      1,897,967
    Eli Lilly & Co.                                        5,100        296,055
    Forest Laboratories, Inc.*                             9,500        693,500
    Johnson & Johnson Co.                                 12,000        651,720
    Merck & Co., Inc.                                     61,100      3,086,772
    Pfizer, Inc.                                         185,590      6,139,317
    Stryker Corp.                                         16,000        901,920
                                                                   ------------
                                                                   $ 14,366,544
-------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.8%
    Genzyme Corp.*                                        68,000   $  1,406,240
    HEALTHSOUTH Corp.*                                    62,500        336,875
    Laboratory Corporation of America Holdings*           25,700        808,265
                                                                   ------------
                                                                   $  2,551,380
-------------------------------------------------------------------------------
  Metals & Minerals - 1.2%
    Alcoa, Inc.                                           68,560   $  1,720,170
-------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.7%
    Kinder Morgan Management LLC                          31,192   $    998,456
-------------------------------------------------------------------------------
  Oil Services - 0.4%
    GlobalSantaFe Corp.                                   28,982   $    637,604
-------------------------------------------------------------------------------
  Oils - 3.5%
    ExxonMobil Corp.                                     138,112   $  4,896,070
-------------------------------------------------------------------------------
  Pharmaceuticals - 0.6%
    Wyeth                                                 19,920   $    852,576
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    Starwood Hotels & Resorts Co.                         23,000   $    592,940
-------------------------------------------------------------------------------
  Restaurants & Lodging - 0.9%
    CEC Entertainment, Inc.*                               9,900   $    361,548
    Yum! Brands, Inc.*                                   29,300        888,669
                                                                   ------------
                                                                   $  1,250,217
-------------------------------------------------------------------------------
  Retail - 8.4%
    Home Depot, Inc.                                      71,300   $  2,347,909
    Sears, Roebuck & Co.                                  65,900      2,999,109
    Target Corp.                                          35,600      1,217,520
    Wal-Mart Stores, Inc.                                 88,600      4,738,328
    Walgreen Co.                                          17,200        597,700
                                                                   ------------
                                                                   $ 11,900,566
-------------------------------------------------------------------------------
  Special Products & Services - 3.4%
    3M Co.                                                13,100   $  1,636,845
    Illinois Tool Works, Inc.                             30,000      2,055,600
    SPX Corp.*                                            10,000      1,086,000
                                                                   ------------
                                                                   $  4,778,445
-------------------------------------------------------------------------------
  Telecommunications - 3.1%
    AT&T Corp.(S)(S)*                                    502,100   $  2,450,248
    BellSouth Corp.                                       44,300      1,033,076
    Charter Communications, Inc.*                         22,700         71,732
    EchoStar Communications Corp.*                        43,300        770,740
                                                                   ------------
                                                                   $  4,325,796
-------------------------------------------------------------------------------
  Telecommunications - Wireline - 2.2%
    Advanced Fibre Communications, Inc.*                  99,240   $  1,750,594
    Cisco Systems, Inc.*                                 102,400      1,415,168
                                                                   ------------
                                                                   $  3,165,762
-------------------------------------------------------------------------------
  Utilities - Electric - 0.2%
    Pinnacle West Capital Corp.                            8,400   $    280,644
-------------------------------------------------------------------------------
  Utilities - Gas -- 0.0%+
    Kinder Morgan, Inc.                                       30   $      1,236
-------------------------------------------------------------------------------
Total U.S. Stocks                                                  $123,378,327
-------------------------------------------------------------------------------
Foreign Stocks - 10.2%
  Bermuda - 1.9%
    Accenture Ltd. (Business Services)*                   32,700   $    537,915
    Ace Ltd. (Insurance)                                  45,600      1,450,536
    XL Capital Ltd. (Insurance)                            9,000        662,490
                                                                   ------------
                                                                   $  2,650,941
-------------------------------------------------------------------------------
  Canada - 2.7%
    Canadian National Railway Co. (Railroad)              64,948   $  2,831,733
    Encana Corp. (Utilities - Gas)                        36,000      1,057,750
                                                                   ------------
                                                                   $  3,889,483
-------------------------------------------------------------------------------
  Israel - 0.3%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*                     21,200   $    355,121
-------------------------------------------------------------------------------
  Netherlands - 0.6%
    Unilever N.V. (Consumer Goods & Services)             15,300   $    903,941
-------------------------------------------------------------------------------
  Switzerland - 0.7%
    Syngenta AG (Chemicals)                               17,160   $    951,046
-------------------------------------------------------------------------------
  United Kingdom - 4.0%
    BP Amoco PLC, ADR (Oils)                              75,166   $  3,517,769
    Diageo PLC (Food & Beverage Products)*                73,636        891,101
    Willis Group Holdings Ltd. (Insurance)*               41,200      1,297,388
                                                                   ------------
                                                                   $  5,706,258
-------------------------------------------------------------------------------
Total Foreign Stocks                                               $ 14,456,790
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $143,789,705)                       $137,835,117
-------------------------------------------------------------------------------

Short-Term Obligations - 0.8%
-------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
                                                   (000 OMITTED)
-------------------------------------------------------------------------------
    Citigroup, Inc., due 9/03/02, at Amortized Cost       $1,103   $  1,102,885
-------------------------------------------------------------------------------
Repurchase Agreement - 3.3%
-------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., dated 8/31/02,
      due 9/03/02, total to be received $4,602,920
      (secured by various U.S. Treasury and Federal
      Agency obligations in a jointly traded account),
      at Cost                                             $4,602   $  4,602,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $149,494,590)                  $143,540,002
Other Assets, Less Liabilities - (1.5)%                              (2,078,062)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $141,461,940
-------------------------------------------------------------------------------
     * Non-income producing security.
(S)(S) When-issued security. At August 31, 2002, the fund had sufficient cash and/or securities at least equal to the value of the when-issued security.
     + Percentage amount was less than 0.1%.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------
AUGUST 31, 2002
------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $149,494,590)     $143,540,002
  Investments of cash collateral for securities loaned,
    at identified cost and value                               3,276,664
  Cash                                                               905
  Receivable for fund shares sold                                 75,145
  Receivable for investments sold                              1,985,963
  Interest and dividends receivable                              213,953
  Other assets                                                     1,687
                                                            ------------
      Total assets                                          $149,094,319
                                                            ------------
Liabilities:
  Payable for fund shares reacquired                           $  96,416
  Payable for investments purchased                            4,174,727
  Collateral for securities loaned, at value                   3,276,664
  Payable to affiliates -
    Management fee                                                 5,051
    Shareholder servicing agent fee                                  777
    Distribution and service fee                                   5,949
  Accrued expenses and other liabilities                          72,795
                                                            ------------
      Total liabilities                                     $  7,632,379
                                                            ------------
Net assets                                                  $141,461,940
                                                            ============
Net assets consist of:
  Paid-in capital                                           $169,014,040
  Unrealized depreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                        (5,954,515)
  Accumulated net realized loss on investments and
    foreign currency transactions                            (21,527,500)
  Accumulated net investment loss                                (70,085)
                                                            ------------
      Total                                                 $141,461,940
                                                            ============
Shares of beneficial interest outstanding                    11,531,206
                                                             ==========
Class A shares:
  Net asset value per share
    (net assets of $50,366,365 / 4,026,629 shares of
     beneficial interest outstanding)                          $12.51
                                                               ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                           $13.27
                                                               ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $73,146,395 / 6,023,292 shares of
     beneficial interest outstanding)                          $12.14
                                                               ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $17,521,411 / 1,447,570 shares of
    beneficial interest outstanding)                           $12.10
                                                               ======
Class I shares:
  Net asset value, offering price, and redemption
    price per share (net assets of $427,769 / 33,715
    shares of beneficial interest outstanding)                 $12.69
                                                               ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2002
------------------------------------------------------------------------------

Net investment loss:
  Income -
    Dividends                                                    $  2,234,887
    Interest                                                          196,018
    Foreign taxes withheld                                            (35,447)
                                                                 ------------
      Total investment income                                    $  2,395,458
                                                                 ------------
  Expenses -
    Management fee                                               $  1,126,510
    Trustees compensation                                              47,406
    Shareholder servicing agent fee                                   173,308
    Distribution and service fee (Class A)                            217,230
    Distribution and service fee (Class B)                            893,218
    Distribution and service fee (Class C)                            214,256
    Administrative fee                                                 16,966
    Custodian fee                                                      83,027
    Printing                                                           37,947
    Postage                                                            29,263
    Auditing fees                                                      35,674
    Legal fees                                                          9,984
    Miscellaneous                                                     190,799
                                                                 ------------
      Total expenses                                             $  3,075,588
    Fees paid indirectly                                               (9,762)
                                                                 ------------
      Net expenses                                               $  3,065,826
                                                                 ------------
        Net investment loss                                      $   (670,368)
                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $(20,515,518)
    Foreign currency transactions                                     106,568
                                                                 ------------
      Net realized loss on investments and foreign currency
        transactions                                             $(20,408,950)
                                                                 ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $ (8,874,546)
    Translation of assets and liabilities in foreign currencies         7,237
                                                                 ------------
      Net unrealized loss on investments and foreign
        currency translation                                     $ (8,867,309)
                                                                 ------------
        Net realized and unrealized loss on investments
         and foreign currency                                    $(29,276,259)
                                                                 ------------
          Decrease in net assets from operations                 $(29,946,627)
                                                                 ============

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                          2002                2001
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                 $    (670,368)      $    (589,864)
  Net realized gain (loss) on investments and foreign
    currency transactions                                               (20,408,950)          7,271,077
  Net unrealized loss on investments and foreign currency
    translation                                                          (8,867,309)        (49,917,356)
                                                                      -------------       -------------
      Decrease in net assets from operations                          $ (29,946,627)      $ (43,236,143)
                                                                      -------------       -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                                   $  (1,128,550)      $        --
  From net realized gain on investments and foreign
    currency transactions (Class B)                                      (1,616,091)               --
  From net realized gain on investments and foreign
    currency transactions (Class C)                                        (394,943)               --
  From net realized gain on investments and foreign
    currency transactions (Class I)
                                                                             (8,862)               --
                                                                      -------------       -------------
      Total distributions declared to shareholders                    $  (3,148,446)      $        --
                                                                      -------------       -------------
  Net increase (decrease) in net assets from fund share
    transactions                                                      $  (2,783,812)      $  14,300,529
                                                                      -------------       -------------
  Total decrease in net assets                                        $ (35,878,885)      $(28,935,614)
Net assets:
  At beginning of year                                                  177,340,825         206,276,439
                                                                      -------------       -------------
At end of year (including accumulated net investment loss
  of $70,085 and $34,193, respectively)                               $ 141,461,940       $ 177,340,825
                                                                      =============       =============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
                                                  --------------------------------------------------------------------------
                                                        2002            2001            2000            1999            1998
----------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                   $15.15          $18.82          $17.87          $14.42          $14.12
                                                      ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income                               $ --  +++       $ 0.02          $ 0.02          $ 0.05          $ 0.09
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   (2.38)          (3.69)           2.26            4.03            0.78
                                                      ------          ------          ------          ------          ------
    Total from investment operations                  $(2.38)         $(3.67)         $ 2.28          $ 4.08          $ 0.87
                                                      ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                          $ --            $ --            $ --            $(0.01)         $(0.03)
  From net realized gain on investments and
    foreign currency transactions                      (0.26)           --             (1.33)          (0.62)          (0.54)
                                                      ------          ------          ------          ------          ------
    Total distributions declared to
      shareholders
                                                      $(0.26)         $ --            $(1.33)         $(0.63)         $(0.57)
                                                      ------          ------          ------          ------          ------
Net asset value - end of year                         $12.51          $15.15          $18.82          $17.87          $14.42
                                                      ======          ======          ======          ======          ======
Total return(+)                                       (16.00)%        (19.50)%         13.76%          28.64%           6.33%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                            1.37%           1.32%           1.28%           1.23%           1.29%
  Net investment income                                 0.03%           0.12%           0.13%           0.30%           0.56%
Portfolio turnover                                       100%             78%             74%             96%            101%
Net assets at end of year (000 Omitted)              $50,366         $63,319         $73,910         $76,635         $52,238

  (S) Prior to January 1, 2000, the distributor voluntarily waived all or a portion of its distribution fee for the periods indicated below. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                                                         $ 0.01          $ 0.03          $ 0.07
        Ratios (to average net assets):
          Expenses##                                                                    1.32%           1.33%           1.39%
          Net investment income                                                         0.09%           0.20%           0.46%
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED AUGUST 31,
                                                ----------------------------------------------------------------------------
                                                      2002            2001             2000             1999            1998
----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                 $14.81          $18.52           $17.72           $14.40          $14.11
                                                    ------          ------           ------           ------          ------
Income from investment operations# -
  Net investment loss                               $(0.09)         $(0.09)          $(0.09)          $(0.08)         $(0.03)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                 (2.32)          (3.62)            2.22             4.02            0.80
                                                    ------          ------           ------           ------          ------
    Total from investment operations                $(2.41)         $(3.71)          $ 2.13           $ 3.94          $ 0.77
                                                    ------          ------           ------           ------          ------
Less distributions declared to shareholders -
  From net investment income                        $ --            $ --             $ --             $ --            $ --  +++
  From net realized gain on investments and
    foreign currency transactions                    (0.26)           --              (1.33)           (0.62)          (0.48)
                                                    ------          ------           ------           ------          ------
    Total distributions declared to
      shareholders                                  $(0.26)         $ --             $(1.33)          $(0.62)         $(0.48)
                                                    ------          ------           ------           ------          ------
Net asset value - end of year                       $12.14          $14.81           $18.52           $17.72          $14.40
                                                    ======          ======           ======           ======          ======
Total return                                        (16.57)%        (20.03)%          12.98%           27.74%           5.54%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                          2.02%           1.97%            1.96%            1.98%           2.03%
  Net investment loss                                (0.62)%         (0.53)%          (0.55)%          (0.45)%         (0.19)%
Portfolio turnover                                     100%             78%              74%              96%            101%
Net assets at end of year (000 Omitted)            $73,146         $91,455         $111,380         $112,000         $76,032
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
+++ Per share amount was less than $0.01.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
                                                  --------------------------------------------------------------------------
                                                        2002            2001            2000            1999            1998
----------------------------------------------------------------------------------------------------------------------------
                                                     CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                   $14.76          $18.46          $17.67          $14.36          $14.08
                                                      ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment loss                                 $(0.09)         $(0.09)         $(0.09)         $(0.08)         $(0.03)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   (2.31)          (3.61)           2.21            4.01            0.80
                                                      ------          ------          ------          ------          ------
    Total from investment operations                  $(2.40)         $(3.70)         $ 2.12          $ 3.93          $ 0.77
                                                      ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                          $ --            $ --            $ --            $ --            $ --  +++
  From net realized gain on investments and
    foreign currency transactions                      (0.26)           --             (1.33)          (0.62)          (0.49)
                                                      ------          ------          ------          ------          ------
    Total distributions declared to
      shareholders                                    $(0.26)         $ --            $(1.33)         $(0.62)         $(0.49)
                                                      ------          ------          ------          ------          ------
Net asset value - end of year                         $12.10          $14.76          $18.46          $17.67          $14.36
                                                      ======          ======          ======          ======          ======
Total return                                          (16.56)%        (20.04)%         12.96%          27.66%           5.59%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                            2.02%           1.97%           1.96%           1.98%           2.03%
  Net investment loss                                  (0.62)%         (0.52)%         (0.55)%         (0.46)%         (0.19)%
Portfolio turnover                                       100%             78%             74%             96%            101%
Net assets at end of year (000 Omitted)              $17,521         $22,081         $20,432         $22,074         $13,199
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
+++ Per share amount was less than $0.01.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED AUGUST 31,
                                                ----------------------------------------------------------------------------
                                                      2002            2001             2000             1999            1998
----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                 $15.31          $18.95           $17.93           $14.47          $14.16
                                                    ------          ------           ------           ------          ------
Income from investment operations# -
  Net investment income                             $ 0.06          $ 0.08           $ 0.08           $ 0.09          $ 0.13
  Net realized and unrealized gain (loss) on
    investments and foreign currency                 (2.42)          (3.72)            2.27             4.05            0.78
                                                    ------          ------           ------           ------          ------
    Total from investment operations                $(2.36)         $(3.64)          $ 2.35           $ 4.14          $ 0.91
                                                    ------          ------           ------           ------          ------
Less distributions declared to shareholders -
  From net investment income                        $ --            $ --             $ --             $(0.06)         $(0.03)
  From net realized gain on investments and
    foreign currency transactions                    (0.26)           --              (1.33)           (0.62)          (0.57)
                                                    ------          ------           ------           ------          ------
    Total distributions declared to
      shareholders                                  $(0.26)         $ --             $(1.33)          $(0.68)         $(0.60)
                                                    ------          ------           ------           ------          ------
Net asset value - end of year                       $12.69          $15.31           $18.95           $17.93          $14.47
                                                    ======          ======           ======           ======          ======
Total return                                        (15.70)%        (19.21)%          14.12%           28.95%           6.62%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                          1.02%           0.97%            0.97%            0.98%           1.05%
  Net investment income                               0.38%           0.47%            0.45%            0.56%           0.80%
Portfolio turnover                                     100%             78%              74%              96%            101%
Net assets at end of year (000 Omitted)               $428            $486             $554             $742          $1,011
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research Growth and Income Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Debt securities other than short-term obligations which mature in 60 days or less, including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2002, the value of securities loaned was $3,145,862. These loans were collateralized by cash of $3,276,664 which was invested in the following short-term obligations:

                                                           SHARES          VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio,
   at amortized cost                                    3,276,664     $3,276,664

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex dividend or ex interest date in an amount equal to the value of the security on such date.

Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $3,603 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $6,159 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 2002, accumulated net investment loss decreased by $634,476, accumulated net realized loss on investments and foreign currency transactions increased by $467,119, and paid-in capital decreased by $167,357, primarily due to differences between book and tax accounting for currency transactions and net investment losses. This change had no effect on the net assets or net asset value per share.

The tax character of distributions declared for the years ended August 31, 2002 and August 31, 2001 was as follows:

Distributions declared from:
  Ordinary income                                    $    --          $  --
  Long-term capital gain                              3,148,446
                                                     ----------       --------
Total distributions declared                         $3,148,446       $  --
                                                     ==========       ========

As of August 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                $
          Undistributed long-term capital gain               --
          Capital loss carryforward                      (8,969,653)
          Unrealized loss                                (6,619,841)
          Other temporary differences                   (11,962,606)

For federal income tax purposes, the capital loss carryforward of $8,969,653 may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2010.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

          First $500 million of average net assets             0.65%
          Average net assets in excess of $500 million         0.55%

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund. Included in Trustees" compensation is a net increase of $1,448 as a result of the change in the fund's pension liability under this plan and a pension expense of $8,675 for inactive trustees for the year ended August 31, 2002. Also included in the Trustees" compensation is a one-time settlement expense of $4,860 and a one-time transition expense of $17,084.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          Next $2.5 billion                                  0.0130%
          Next $2.5 billion                                  0.0005%
          In excess of $7 billion                            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $22,546 for the year ended August 31, 2002, as its portion of the sales charge on sales of Class A of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                  CLASS A         CLASS B         CLASS C
--------------------------------------------------------------------------------
Distribution Fee                   0.10%           0.75%           0.75%
Service Fee                        0.25%           0.25%           0.25%
                                   -----           -----           -----
Total Distribution Plan            0.35%           1.00%           1.00%

MFS retains the service fee for accounts not attributed to a securities dealer, which for the year ended August 31, 2002, amounted to:

                                  CLASS A         CLASS B         CLASS C
--------------------------------------------------------------------------------
Service Fee Retained by MFD       $3,217           $2,441         $25,346

Fees incurred under the distribution plan during the year ended August 31, 2002 were as follows:
                                  CLASS A         CLASS B         CLASS C
--------------------------------------------------------------------------------
Total Distribution Plan            0.35%           1.00%           1.00%

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2002, were as follows:

                                  CLASS A         CLASS B         CLASS C
--------------------------------------------------------------------------------
Contingent Deferred Sales
  Charges Imposed                  $471           $98,590          $1,383

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $163,740,728 and $166,766,741, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $150,159,916
                                                                 ------------
Gross unrealized appreciation                                    $  8,217,519
Gross unrealized depreciation                                     (14,837,433)
                                                                 ------------
    Net unrealized depreciation                                  $ (6,619,914)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                           YEAR ENDED AUGUST 31, 2002                     YEAR ENDED AUGUST 31, 2001
                                   ----------------------------------             ----------------------------------
                                         SHARES                AMOUNT                   SHARES                AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                           1,498,096          $ 21,864,535                1,529,375          $ 26,082,992
Shares issued to shareholders in
  reinvestment of distributions          68,918             1,038,561                     --                    --
Shares reacquired                    (1,721,179)          (24,321,246)              (1,275,797)          (21,619,705)
                                   ------------          ------------             ------------          ------------
    Net increase (decrease)            (154,165)         $ (1,418,150)                 253,578          $  4,463,287
                                   ============          ============             ============          ============

Class B shares
                                           YEAR ENDED AUGUST 31, 2002                     YEAR ENDED AUGUST 31, 2001
                                   ----------------------------------             ----------------------------------
                                         SHARES                AMOUNT                   SHARES                AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                           1,745,951          $ 24,800,725                1,667,914          $ 28,238,426
Shares issued to shareholders in
  reinvestment of distributions          95,040             1,396,433                     --                    --
Shares reacquired                    (1,993,628)          (27,248,804)              (1,505,465)          (25,133,000)
                                   ------------          ------------             ------------          ------------
    Net increase (decrease)            (152,637)         $ (1,051,646)                 162,449          $  3,105,426
                                   ============          ============             ============          ============

Class C shares
                                           YEAR ENDED AUGUST 31, 2002                     YEAR ENDED AUGUST 31, 2001
                                   ----------------------------------             ----------------------------------
                                         SHARES                AMOUNT                   SHARES                AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                             545,612          $  7,748,636                1,121,392          $ 18,848,594
Shares issued to shareholders in
  reinvestment of distributions          20,781               304,231                     --                    --
Shares reacquired                      (614,622)           (8,395,997)                (732,139)          (12,159,678)
                                   ------------          ------------             ------------          ------------
    Net increase (decrease)             (48,229)         $   (343,130)                 389,253          $  6,688,916
                                   ============          ============             ============          ============

Class I shares
                                           YEAR ENDED AUGUST 31, 2002                     YEAR ENDED AUGUST 31, 2001
                                   ----------------------------------             ----------------------------------
                                         SHARES                AMOUNT                   SHARES                AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                               5,935          $     87,258                    6,429          $    109,347
Shares issued to shareholders in
  reinvestment of distributions             498                 7,640                     --                    --
Shares reacquired                        (4,483)              (65,784)                  (3,906)              (66,447)
                                   ------------          ------------             ------------          ------------
    Net increase                          1,950          $     29,114                    2,523          $     42,900
                                   ============          ============             ============          ============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended August 31, 2002, was $2,041. The fund had no borrowings during the year.

                 --------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MSF Series Trust I and Shareholders of MFS Research Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Research Growth and Income Fund (the Fund), including the portfolio of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Growth and Income Fund at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                   ERNST & YOUNG LLP

Boston, Massachusetts
October 11, 2002

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------
IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

THE FUND HAS DESIGNATED $3,148,446 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED AUGUST 31, 2002.

THE FUND HAS THE OPTION TO USE EQUALIZATION, WHICH IS A TAX BASIS DIVIDENDS PAID DEDUCTION FROM EARNINGS AND PROFITS DISTRIBUTED TO SHAREHOLDERS UPON REDEMPTION OF SHARES.
--------------------------------------------------------------------------------

MFS(R) RESEARCH GROWTH AND INCOME FUND

The following tables present certain information regarding the Trustees and officers of Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, Executive Vice President and         Adjunct Professor in Entrepreneurship Emeritus;
Director                                                 CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Cambridge
Trustee                                                  Nutraceuticals (professional nutritional
Edmund Gibbons Limited (diversified holding              products), Chief Executive Officer (until May
company), Chief Executive Officer; Colonial              2001); Paragon Trade Brands, Inc. (disposable
Insurance Company Ltd., Director and Chairman;           consumer products), Director
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
and Chief Executive Officer                              York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Executive Vice President and General Manager
Secretary and Assistant Clerk                            (prior to September 2000)
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
STEPHEN E. CAVAN (born 11/06/53) Secretary and           President (since September 1996)
Clerk
Massachusetts Financial Services Company, Senior         JAMES O. YOST (born 06/12/60) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera, and Ms.
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll
MFS Fund Distributors, Inc.                              free:1-800-225-2606 any business day from 8 a.m.
500 Boylston Street                                      to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
DIRECTOR OF GLOBAL EQUITY RESEARCH                       individuals, call toll free: 1-800-637-6576 any
David A. Antonelli+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Ernst & Young LLP                                        1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

MFS(R) RESEARCH GROWTH                                       -------------
AND INCOME FUND                                                PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                             MRG-2  10/02 27.2M  91/291/391/891